AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                      SOUTHERN PACIFIC FUNDING CORPORATION,
                            (AS DEBTOR-IN-POSSESSION)

                                       AND

                              GOLDMAN, SACHS & CO.



                     AMENDED AND RESTATED AS OF MAY 21, 1999

                              AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

                  This Amended and Restated Asset Purchase Agreement ("Purchase Agreement") dated as of May 21, 1999, by and between GOLDMAN, SACHS & CO., a Delaware limited partnership ("Asset Company"), and SOUTHERN PACIFIC FUNDING CORPORATION, a California corporation acting in its capacity as Debtor-in-Possession ("Seller").

                                    RECITALS

                  A. On October 1, 1998, Southern Pacific Funding Corporation (referred to generally as the "Company") filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Oregon (the "Bankruptcy Case"). The assets of the Company constitute a bankruptcy estate supervised and managed by Seller as Debtor-in-Possession for the benefit of the Company's creditors.

                  B. Seller has filed its Plan of Reorganization, which will be amended promptly after the parties have signed and delivered this Purchase Agreement and related agreements, including a Stock Subscription and Purchase Agreement (all referred to as the "Definitive Agreements"). Seller is seeking confirmation of such plan, as amended, from the United States Bankruptcy Court for the District of Oregon or such other court or adjunct thereof that exercises jurisdiction over the Bankruptcy Case (the "Bankruptcy Court").

                  C. Pursuant to the Plan of Reorganization (as it may be amended, and once confirmed by the Confirmation Order), the Company will sell certain of its assets to Asset Company pursuant to this Purchase Agreement.

                  D. Seller desires to sell, and Asset Company desires to purchase, certain of its assets for the consideration, on the terms, and subject to the conditions set forth in this Purchase Agreement.

                                    AGREEMENT

                  The parties, intending to be legally bound, agree as follows:

1.  DEFINITIONS

                  For purposes of this Purchase Agreement, capitalized terms not otherwise defined have the meanings given in Appendix I attached to and hereby incorporated into this Purchase Agreement by reference.

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

2.  ASSETS PURCHASED; NO LIABILITIES ASSUMED

    2.1  ASSETS PURCHASED

         Subject to the terms and conditions of this Purchase Agreement, at Closing Seller agrees to sell to Asset Company and Asset Company agrees to purchase from Seller the assets listed on Schedule 2.1 (the "Purchased Assets"). Seller will exclude all other assets of Seller from this sale and purchase.

    2.2  NO LIABILITIES ASSUMED

         Asset Company is assuming no liabilities of Seller pursuant to this Purchase Agreement. All obligations and liabilities of Seller will remain and be the obligations and liabilities of Seller or of the Liquidating Trust and will not be assumed by Asset Company.

3.  PURCHASE PRICE

    3.1 The purchase price (the "Purchase Price") for the Purchased Assets is the amount consisting of the (i) Base Cash Price less the Adjustment Amount, and (ii) plus the Asset Cash Flow Instrument.

    3.2  The Base Cash Price is $11,614,768.

    3.3 The Adjustment Amount will be equal to 50 percent of (i) Prepayment Penalty Income, (ii) amounts received with respect to the IO Certificates (including partnership distributions), and (iii) all other amounts actually received by Seller between April 1, 1999, and the Closing Date with respect to the Purchased Assets. Asset Company will pay the Purchase Price in immediately available funds at Closing.

4.  ASSET CASH FLOW INSTRUMENT

    4.1 At Closing, Asset Company will issue to Seller an instrument in the form of Exhibit 4.1 (the "Asset Cash Flow Instrument"). The Asset Cash Flow Instrument will provide for periodic payments to Seller of the sum (without duplication) of 50 percent of the following (i.e., 50 percent of the amounts in clause (a) minus 50 percent of the amounts in clause
         (b)) with respect to the Purchased Assets and Purchased Asset Proceeds. ("Purchased Asset Proceeds" means any securities or tangible non-cash consideration received on a sale or transfer of Purchased Assets to a non-Related Person of Asset Company, or any securities retained by Asset Company in connection with the securitization of any Purchased Assets):

         (a) the sum (without duplication) of:

              (i) the aggregate of all pre-tax cash flows from each of the Purchased Assets and Purchased Asset Proceeds from the Closing Date until the sale (or transfer) or Financing Transaction with respect to the related Purchased Assets or

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

         Purchased Asset Proceeds, it being agreed that the cash flows will continue to be payable to Holder after any sale or transfer to a Related Person of Asset Company (other than a sale to a Related Person of Asset Company for the sole purpose of facilitating a Financing Transaction) or pursuant to a transaction that has not been found by the board of directors (or if Asset Company is not a corporation, the comparable governing body) of Asset Company to be an arms-length transaction;

              (ii) all pre-tax Proceeds from the sale of any Purchased Asset or Purchased Asset Proceeds or portion of a Purchased Asset or Purchased Asset Proceeds; and

              (iii) all pre-tax Proceeds from any Financing Transaction entered into by Asset Company with respect to any of the Purchased Assets or Purchased Asset Proceeds and all Hedging Gains;

(50% of the sum of the amounts in clause (i), (ii) and (iii) is the "Asset Purchase Cash Flows"); minus

         (b) otherwise unreimbursed Out-of-Pocket Expenses incurred by Asset Company.

4.2 The periodic payments (each a "Distribution") made with respect to the Asset Cash Flow Instrument each calendar month, commencing with the first full calendar month following the Closing Date (each such month, a "Cash Flow Period") will equal (i) the Asset Purchase Cash Flows received by Asset Company during such Cash Flow Period (or from the Closing Date through the last day of the first Cash Flow Period, in the case of the first Distribution) minus (ii) 50 percent of the Out-of-Pocket Expenses not previously applied in reduction of Asset Purchase Cash Flows.

4.3      Out-of-Pocket Expenses means:

              (a) Direct Third Party out-of-pocket expenses reasonably incurred by the Asset Company or by a Related Person of Asset Company with respect to the Purchased Asset and Purchased Asset Proceeds, not otherwise reimbursable from a third party, and directly related to a sale of Purchased Assets or Purchased Asset Proceeds or Financing Transaction.

              (b)  Notwithstanding  Section  2.3.3(a),   Out-of-Pocket  Expenses
         specifically include:

                   (i)   Hedging   Losses   and   carrying   costs  of   hedging
              transactions;

                   (ii)   principal   and  interest   repaid  on  any  Financing
              Transaction;

                   (iii) otherwise  reimbursable Third Party expenses that Asset
              Company has determined to be uncollectible; and

                   (iv) fees and expenses incurred with respect to Asset Company or a Related Person of Asset Company in connection with a sale or Financing Transaction,

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

              but only to the extent such fees are consistent with market rates and industry standards and are approved by the Holder, which approval shall not be unreasonably withheld ("Related Person Expenses"). Related Person Expenses shall be deemed to be approved if not objected to within 21 days after Holder received a detailed report from the Asset Company together with a request for approval.

         4.4 The Distribution for a particular month will be paid on or before the first business day following the end of the related Cash Flow Period.

         4.5 The terms and conditions of this Section 4 reflect the intent and agreement of the parties. In the case of any conflict between the terms of this Purchase Agreement and the terms of the Asset Cash Flow Instrument, however, the terms of this Agreement will control until Closing, in which case the Asset Cash Flow Instrument itself will control.

5.  ADDITIONAL COVENANTS AGREEMENT

         5.1 The Plan of Reorganization will provide for Asset Company to enter into an agreement with the Liquidating Trust, the Reorganized Company, and Subscriber in the form of Exhibit 5.1. (the "Additional Covenants Agreement"), with such further changes as the parties may agree are necessary, desirable or appropriate. Asset Company agrees to accept any change agreed to by Subscriber prior to Closing. The Additional Covenants Agreement will contain all of the substantive provision of Exhibit 5.1.

6.  CLOSING

                  The completion of the purchase and sale of the Purchased Assets provided for in this Purchase Agreement (the "Closing") will take place at the same place as and immediately prior to, the closing of the transactions contemplated by the Stock Subscription and Purchase Agreement.

7.  CLOSING DELIVERIES

         7.1  Seller will deliver to Asset Company at Closing:

              (a) a certificate signed by Seller in which Seller represents and warrants to Asset Company that each of Seller's representations and warranties in this Purchase Agreement was accurate in all respects as of the date of this Purchase Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Disclosure Schedules that were delivered by Seller to Asset Company prior to the Closing Date in accordance with Section 10.3);

              (b) possession of the Purchased Assets free and clear of all Encumbrances, including any documents and instruments of transfer necessary to transfer ownership of the IO Certificates, the Series 1998-H1 Class X Certificate, and Prepayment Penalty Trust

         Certificates and Prepayment Penalty Rights to Asset Company, in each case in accordance with the applicable Pooling and Servicing Agreement;

              (c) a fully executed copy of the Additional  Covenants  Agreement;
         and

              (d) a fully executed copy of the Stock Subscription and Purchase Agreement.

         7.2 Asset Company will deliver to Seller at Closing:

              (a) The Purchase Price paid on behalf of the Company sent by wire transfer to Goldman, Sachs & Co. at Account Number ABA#: 021000089 at Citibank, clearance account 87709012600; directed to account 9253549 in partial payment of the amount owing under the DIP Financing Agreement;

              (b) the Asset Cash Flow Instrument;

              (c) a certificate signed by Asset Company in which Asset Company represents and warrants to Seller that each of Asset Company's representations and warranties in this Purchase Agreement was accurate in all respects as of the date of this Purchase Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date;

              (d) a fully executed copy of the Stock Subscription and Purchase Agreement; and

              (e) a fully executed copy of the Additional Covenants Agreement.

8.  REPRESENTATIONS AND WARRANTIES OF SELLER

              Seller (in its capacity both as Seller and as the Company) represents and warrants to Asset Company as follows:

         8.1  ORGANIZATION AND GOOD STANDING

              8.1.1 The Company is a corporation duly organized, validly existing, and in good standing under the laws of California.

              8.1.2 Seller has delivered to Asset Company copies of the Organizational Documents of the Company, as currently in effect.

         8.2  AUTHORITY; NO CONFLICT

              8.2.1 Upon approval of the Contemplated Transactions by the Bankruptcy Court, the Seller Definitive Agreements will constitute the legal, valid, and binding obligations of Seller, enforceable against Seller in accordance with its terms. Subject to the requirement of Bankruptcy Court approval, Seller has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Purchase Agreement and to perform its obligations under the Seller Definitive Agreements.

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

              8.2.2 Except as set forth in Schedule 8.2.2, neither the execution and delivery of this Purchase Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

              (a) contravene, conflict with, or result in a violation of (i) any provision of the Organizational Documents of the Seller, or (ii) any resolution adopted by the board of directors of the Seller;

              (b) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any contract; or

              (c) result in the imposition or creation of any Encumbrance upon or with respect to any of the Purchased Assets (except as expressly approved in this Purchase Agreement).

              8.2.3 Except for obtaining appropriate approval from the Bankruptcy Court, the Company is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Purchase Agreement or the consummation or performance of any of the Contemplated Transactions.

9.  REPRESENTATIONS AND WARRANTIES OF ASSET COMPANY

                  Asset Company represents and warrants to Seller as follows:

         9.1  ORGANIZATION AND GOOD STANDING

                  Asset Company is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware.

         9.2  AUTHORITY; NO CONFLICT

              9.2.1 The  Asset  Company  Definitive  Agreements  constitute  the legal, valid, and binding obligations of Asset Company, enforceable against Asset Company in accordance with its terms. Asset Company has the absolute and unrestricted right, power, and authority to execute and deliver the Asset Company Definitive Agreements and to perform its obligations under the Asset Company Definitive Agreements.

              9.2.2 Except as set forth in Schedule 9.2.2, neither the execution and delivery of this Purchase Agreement nor the consummation or performance of any of the Contemplated Transactions will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

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

              (a) any provision of Asset Company's Organizational Documents;

              (b) any Legal Requirement or Order to which Asset Company may be subject; or

              (c) any Contract to which Asset Company is a party or by which Asset Company may be bound.

              9.2.3 Except as set forth in Schedule 9.2.3, Asset Company is not and will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Purchase Agreement or the consummation or performance of any of the Contemplated Transactions.

         9.3  CERTAIN PROCEEDINGS

                  Except for matters raised in connection with the Bankruptcy Case, no pending Proceeding has been commenced against Asset Company that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Asset Company's Knowledge, no such Proceeding has been Threatened.

         9.4  ABSENCE OF BROKER'S FEE OR COMMISSION

                  Neither Asset Company nor any of its Representatives has incurred any liability to pay a broker's fee or commission, in connection with the signing, delivery or performance of this Purchase Agreement or entering into the Contemplated Transactions.


         9.5  QUALIFIED INSTITUTIONAL BUYER; RESTRICTED SECURITIES

                  Asset Company is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act and acknowledges that the IO Certificates and Prepayment Penalty Certificates have not been registered under the Securities Act. The I0 Certificates and Prepayments Penalty Certificates may be deemed to be "restricted securities" subject to restrictions on transferability and resale and may not be transferred or resold except in accordance with the requirements of the related Pooling and Servicing Agreements, and except (i) in a transaction not subject to the registration requirements of the Securities Act and (ii) pursuant to the requirements of, or an exemption under, applicable state securities laws.

         9.6  DUE DILIGENCE

                  Asset Company has performed its own thorough due diligence investigation of the Purchased Assets offered for sale and is not relying on any representation or warranty, express or implied, of Seller or any of its Representatives or third-party vendors, other than those expressly contained in this Purchase Agreement.

10.  COVENANTS OF SELLER PRIOR TO CLOSING DATE

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

         10.1 ACCESS AND INVESTIGATION

                  Between the date of this Purchase Agreement and the Closing Date, Seller will, and will cause its Representatives to, afford Asset Company and its Representatives the same access and information afforded to Subscriber in Section 5.1 of the Stock Subscription and Purchase Agreement.

         10.2 REQUIRED APPROVALS

                  As promptly as practicable after the date of this Purchase Agreement and prior to the Closing Date, Seller will make all filings Company is required to make by Legal Requirements (with the understanding that Asset Company will pay all filing fees for any HSR Act filing, as provided by statute). As promptly as practicable after the date of this Agreement and prior to the Closing Date, Seller will (a) cooperate with the Asset Company with respect to all filings that Asset Company elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with Asset Company in obtaining all Consents identified in Schedule
9.2.3 (including taking all actions requested by Asset Company to cause early termination of any applicable waiting period under the HSR Act).

         10.3 NOTIFICATION

                  Between the date of this Purchase Agreement and the Closing Date, Seller will promptly notify Asset Company in writing if Seller becomes aware of any fact or condition that (a) causes or constitutes a Breach of any of Seller's representations and warranties in this Purchase Agreement as of the date of this Purchase Agreement, or (b) would cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedules in order to make the Disclosure Schedules accurate as of Closing, Seller will promptly deliver to Asset Company a supplement to the Disclosure Schedules specifying such change.

         10.4 BEST EFFORTS

                  Between the date of this Purchase Agreement and the Closing Date, Seller will use its Best Efforts to cause the conditions in Section 12 to be satisfied and to complete Closing no later than June 30, 1999.

11.  COVENANTS OF ASSET COMPANY PRIOR TO CLOSING DATE

                  In addition to the covenants set forth elsewhere in this Purchase Agreement, Asset Company covenants as follows:

         11.1 APPROVALS OF GOVERNMENTAL BODIES

                  As promptly as practicable after the date of this Purchase Agreement, Asset Company will, and will cause each of its Related Persons to, make all filings required by Legal

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

         Requirements to be made by them to consummate the Contemplated Transactions (including all filings under the HSR Act) and will use its Best Efforts to obtain the Consents identified in Schedules 9.2.3. Between the date of this Purchase Agreement and the Closing Date, Asset Company will, and will cause each Related Person to, cooperate with Seller with respect to all filings that Seller are required by Legal Requirements to make in connection with the Contemplated Transactions, (including, without limitation, by paying the filing fee under the HSR Act as provided by statute).

         11.2 BEST EFFORTS

                  Between the date of this Purchase Agreement and the Closing Date, Asset Company will use its Best Efforts to cause the conditions in Section 13 to be satisfied.

         11.3 NOTIFICATION

                  Between the date of this Purchase Agreement and the Closing Date, Asset Company will promptly notify Seller in writing if Seller becomes aware of any fact or condition that (a) causes or constitutes a Breach of any of Asset Company's representations and warranties in this Purchase Agreement as of the date of this Purchase Agreement, or (b) would cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.

12.  CONDITIONS PRECEDENT TO ASSET COMPANY'S OBLIGATION TO CLOSE

         Asset Company's obligation to purchase the Purchased Assets and to take the other actions required to be taken by Asset Company at Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by Asset Company, in whole or in part):

         12.1 ACCURACY OF REPRESENTATIONS

                  All of Seller's representations and warranties in this Purchase Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Purchase Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without regard to any supplement to the Disclosure Schedules.

         12.2 SELLER'S PERFORMANCE

              12.2.1 All of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Purchase Agreement at or prior to Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

              12.2.2 Seller must have signed and delivered all documents and other item required to be delivered by it pursuant to Section 7.1.1, and each such document must be in

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

              form attached to this Purchase Agreement otherwise in form and substance satisfactory to the Asset Company.

         12.3 NO INJUNCTION

                  There must not be in effect any Legal Requirement or any injunction or other Order that prohibits the sale of the Purchased Assets by Seller to Asset Company.

         12.4 BANKRUPTCY MATTERS

              12.4.1 The Plan of Reorganization and Disclosure Statement, as amended and supplemented, must have been filed with the Bankruptcy Court and must not have been withdrawn.

              12.4.2 The Confirmation Order (in form and substance reasonably satisfactory to Asset Company) must have been entered by the Bankruptcy Court, must be in effect, final and nonappealable, and not otherwise subject to any stay, and must not have been modified in any material respect.

              12.4.3 The Confirmation Order will authorize and direct the Seller to perform its obligations under the Definitive Agreements.

              12.4.4 The Confirmation Order will (a) approve all Definitive Agreements, including without limitation, the Stock Subscription and Purchase Agreement; and (b) contain a provision stating that the Purchased Assets acquired by Asset Company are acquired free and clear of any and all claims, obligations, and liabilities.

              12.4.5 Asset Company will have (i) received copies of all relevant material documents regarding the rights and obligations of the Seller, Advanta Mortgage Corp. USA, MBIA Insurance Corporation, Norwest Bank Minnesota, NA, and Bankers Trust in connection with the Purchased Assets; and (ii) received certification from each such party that there are no relevant material documents other than those given to Asset Company and that Seller is in compliance with all terms and provisions of the relevant documents (unless Seller has furnished Asset Company with a forbearance agreement in which the relevant party agrees not to enforce its rights or remedies against the company and to waive defaults in connection with any noncompliance.

13.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

                  Seller's obligation to sell the Purchased Assets and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

         13.1 ACCURACY OF REPRESENTATIONS

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

                  All of Asset Company's representations and warranties in this Purchase Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Purchase Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

         13.2 ASSET COMPANY'S PERFORMANCE

              13.2.1 All of the covenants and obligations that Asset Company is required to perform or to comply with pursuant to this Purchase Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

              13.2.2 Asset Company must have paid the Purchase Price and delivered each of the documents and other items required to be delivered by Asset Company pursuant to Section 7.2.

         13.3 NO INJUNCTION

                  There must not be in effect any Legal Requirement or any injunction or other Order that prohibits the sale of the Purchased Assets by Seller to Asset Company.

         13.4 BANKRUPTCY MATTERS

              13.4.1 The Plan of Reorganization and Disclosure Statement, as amended and supplemented, must have been filed with the Bankruptcy Court and must not have been withdrawn.

              13.4.2 The Confirmation Order must have been entered by the Bankruptcy Court, must be in effect, and must not have been stayed or modified in any material respect.

              13.4.3  The   Confirmation   Order  will  approve  all  Definitive
              Agreements  and  all  Definitive  agreement  (including,   without
              limitation, the Stock Subscription and Purchase Agreement).

14.  TERMINATION

         14.1 TERMINATION EVENTS

                  This Purchase Agreement may not be terminated by either party, except:

              (a) this Purchase Agreement shall terminate automatically upon any termination of the Stock Subscription and Purchase Agreement, without notice or further act;

              (b) by mutual consent of Asset Company and Seller;

              (c) by either Asset Company or Seller if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been cured or waived;

              (d) by Asset Company if any of the conditions in Section 12 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Asset Company has not waived such condition on or before the Closing Date;

              (e) by Seller, if any of the conditions in Section 13 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with their obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date; and

              (f) by Asset Company if Seller enters into a definitive agreement for the sale of Purchased Assets to a party unrelated to Subscriber.

         14.2 EFFECT OF TERMINATION

                  Prior to Closing, Asset Company's exclusive remedy for a Breach by Seller is the exercise of Asset Company's right of termination under
Section 14.1. Seller's right of termination under Section 14.1 is in addition to any other rights it may have under this Purchase Agreement or otherwise, and the exercise of its right of termination will not be an election of remedies and will not impair Seller's right to pursue all legal remedies.

         14.3 REINSTATEMENT

                  If this Purchase Agreement and the Stock Subscription and Purchase Agreement shall have been terminated for any reason, this Purchase Agreement shall be automatically reinstated on any reinstatement of the Stock Subscription and Purchase Agreement, without further notice or act.

15.  GENERAL PROVISIONS

         15.1 EXPENSES

                  Each party to this Purchase Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Purchase Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives. Seller and the Liquidating Trust will pay all amounts payable to Pentalpha Capital, LLC in connection with this Purchase Agreement and the Contemplated Transactions.

         15.2 NOTICES

                  All notices, consents, waivers, and other communications under this Purchase Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

SELLER:
Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 551
Lake Oswego, Oregon  97035
Attention:  Kevin D. Padrick
Facsimile No.:  (503) 598-0662

with a copy to:

Miller, Nash, Wiener, Hager & Carlsen LLP
111 S.W. Fifth Avenue
Suite 3500
Portland, Oregon  97204
Attention:  David W. Brown
Facsimile No.:  (503) 224-0155

ASSET COMPANY:
Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004
Attention:  Marvin Kabatznick
Facsimile No.:  (212) 346-3568
Attention:  Jay Strauss
Facsimile No.:  (212) 902-0940

with a copy to:

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, New York  10038
Attention:  David C.L. Frauman
Facsimile No.:  (212) 504-6666

         15.3 JURISDICTION; SERVICE OF PROCESS

                  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Purchase Agreement may be brought against any of the parties in the courts of the State of Oregon, County of Multnomah, and each of the parties consents to the jurisdiction of such court (and of the appropriate appellate court) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. In connection with any such action or proceeding, the prevailing party (whether prevailing affirmatively or by means of a successful defense with respect to the issues having the greatest value or importance) will be entitled to recover its costs, including reasonable attorney fees at trial and on any appeal.

         15.4 FURTHER ASSURANCES

                  The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Purchase Agreement and the other agreements referred to in this Purchase Agreement.

         15.5 WAIVER

                  Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Purchase Agreement or the documents referred to in this Purchase Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, no party will be deemed to have waived any of its rights or privileges under this Purchase Agreement or the documents referred to in this Purchase Agreement unless the waiver is in writing and no waiver given by a party will be applicable except in the specific instance for which it is given.

         15.6 MODIFICATION

                  This Purchase Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         15.7 ASSIGNMENTS, SUCCESSORS, AND THIRD-PARTY RIGHTS

                  Neither party may assign any of its rights under this Purchase Agreement without the prior consent of the other party, other than an assignment of the rights of Asset Company to a wholly owned (direct or indirect) Related Person of Asset Company that affirms in writing that it will be bound to the representations, warranties, and obligation of Asset Company under this Purchase Agreement as if it signed the Agreement as the original signatory Asset Company (with such factual changes, such as jurisdiction of organization, as reasonably may be required). Subject to the preceding sentence, this Purchase Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Purchase Agreement will be construed to give any Person other than the parties to this Purchase Agreement any legal or equitable right, remedy, or claim under or with respect to this Purchase Agreement or any provision of this Purchase Agreement. This Purchase Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Purchase Agreement and their successors and assigns. The Liquidating Trust is an express beneficiary of the covenants and obligations of the parties to this Agreement.

         15.8 SEVERABILITY

                  If any provision of this Purchase Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Purchase Agreement will remain in full force and effect. Any provision of this Purchase Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         15.9 SECTION HEADINGS; CONSTRUCTION

                  The  headings  of  Sections  in this  Purchase  Agreement  are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Purchase Agreement. All words used in this Purchase Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         15.10 TIME OF ESSENCE

                  With regard to all dates and time periods set forth or referred to in this Purchase Agreement, time is of the essence.

         15.11 GOVERNING LAW

                  THIS PURCHASE AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         15.12 COUNTERPARTS

                  This Purchase Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Purchase Agreement and all of which, when taken together, will be deemed to constitute the and the same agreement.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Purchase Agreement as of the date first written above.


ASSET COMPANY                               SELLER

GOLDMAN, SACHS & CO.                        SOUTHERN PACIFIC FUNDING CORPORATION


By: /s/ Robert Christie                     By: /s/ Kevin D. Padrick
Name: Robert Christie                           Kevin D. Padrick
Title: Managing Director                        President

                                  APPENDIX I TO
                            ASSET PURCHASE AGREEMENT
                                  DEFINED TERMS

                  All references in this Appendix I to Sections are references to Sections of this Purchase Agreement unless otherwise specified. Unless the context otherwise requires, capitalized terms used in the Purchase Agreement, if not otherwise defined, have the following meanings:

                  "ADDITIONAL  COVENANTS  AGREEMENT"  has the  meaning  given in
Section 5.1.

                  "ADJUSTMENT AMOUNT" has the meaning given in Section 3.3.

                  "AGREEMENT" means, when referring to "this Agreement," the Amended and Restated Asset Purchase Agreement dated as of May 21, 1999, between Seller and Asset Company.

                  "ASSET CASH FLOW  INSTRUMENT" has the meaning given in Section
4.

                  "ASSET COMPANY" means the buyer of assets identified in paragraph one of this Agreement, or any permitted assignee.

                  "ASSET COMPANY DEFINITIVE AGREEMENTS" means this Agreement, the Stock Subscription and Purchase Agreement, Additional Covenants Agreement, the Settlement Agreement, the Cash Flow Instrument, the Asset Purchase Agreement Cash Flow Instrument, and the Guarantee.

                  "ASSET PURCHASE AGREEMENT" or "PURCHASE AGREEMENT" means the Amended and Restated Asset Purchase Agreement dated as of May 21, 1999, between Seller and Asset Company.

                  "ASSET PURCHASE CASH FLOWS" has the meaning given in Section 4.1.

                  "ASSET CASH FLOW  INSTRUMENT" has the meaning given in Section
4.

                  "BANKRUPTCY CASE" has the meaning given in the Recitals to this Agreement.

                  "BANKRUPTCY COURT" has the meaning given in the Recitals to this Agreement.

                  "BASE CASH PRICE" has the meaning given in Section 3.2.

                  "BEST EFFORTS" means the efforts that a prudent Person who desires to achieve a certain result would use in similar circumstances to achieve the result as expediently as possible.

                  "BREACH" means (a) any inaccuracy in or breach of, or any failure to perform or comply with, a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement, or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement.

                  "CASH FLOW PERIOD" has the meaning given in Section 4.2.

                  "CLOSING" has the meaning given in Section 6.

                  "CLOSING DATE" means the date and time when Closing actually takes place.

                  "COMPANY" has the meaning given in the Recitals to this Agreement.

                  "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan of Reorganization.

                  "CONSENT" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

                  "CONTEMPLATED TRANSACTIONS" means all of the transactions set forth in the definition of Contemplated Transactions in the Stock Subscription and Purchase Agreement.

                  "CONTRACT" means any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

                  "DEFINITIVE AGREEMENTS" means this Agreement, the Stock Subscription and Purchase Agreement and all related agreements or instruments referred to in this Agreement or in the Stock Subscription and Purchase Agreement.

                  "DIP FINANCING AGREEMENT" means the Master Repurchase Agreement, Annex I to such Master Repurchase Agreement, the Margin Agreement and the related agreements, annexes and exhibits entered into between Debtor and Goldman, Sachs & Co., pursuant to which Goldman, Sachs & Co. extended a credit facility in the appropriate initial principal amount of $33,600,000.

                  "DISCLOSURE SCHEDULES" means the schedules attached to this Agreement and delivered by Debtor to Subscriber concurrently with the execution and delivery of this Agreement.

                  "DISCLOSURE STATEMENT" means the disclosure statement filed in Bankruptcy Court with respect to the Plan of Reorganization, as amended.

                  "DISTRIBUTION" has the meaning given in Section 4.2.

                  "ENCUMBRANCE" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

                  "FINANCING TRANSACTION" means any nonrecourse borrowing or any borrowing with recourse solely to a bankruptcy remote special purpose entity in respect of the Reorganized Company or the Asset Company, which borrowing is secured by, and on which principal and/or interest payments are made primarily from cash flows on, the related Assets or Purchased Assets and entered into primarily for the purpose of distributing Proceeds. Financing Transaction also includes all incremental borrowings from the reserve funds created for Trust Series 1995-2, 1996-1 and 1996-3.

                  "GOVERNMENTAL BODY" means any:

                  (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                  (b) federal, state, local, municipal, foreign, or other government;

                  (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                  (d) multi-national organization or body; or

                  (e)  body   exercising,   or   entitled   to   exercise,   any
         administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

                  "HEDGING GAINS" means any realized gains of the Asset Company on hedging transactions.

                  "HEDGING LOSSES" means any realized losses of the Asset Company on hedging transactions.

                  "HOLDER" means the holder of the Asset Cash Flow Instrument.

                  "HSR ACT" means the Hart-Scott Rodino Antitrust Improvements Act of 1976 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

                  "IO CERTIFICATE" means each of the certificates included among the Purchased Assets, representing subordinated interest-only REMIC regular interests in the related Securitization Trusts (or, in the case of the Series 1998-H1 Securitization Trust, a subordinated non-REMIC equity interest).

                  "LEGAL REQUIREMENT" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

                  "LIQUIDATING TRUST" means the liquidating trust established for the benefit of the Company's creditors in the Bankruptcy Case.

                  "MATERIAL INTEREST" has the meaning given in Appendix 1 of the Stock Subscription and Purchase Agreement.

                  "ORDER" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

                  "ORGANIZATIONAL DOCUMENTS" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the operating agreement and articles or certificate of organization of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

                  "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

                  "PREPAYMENT   PENALTY   INCOME"  means  the  income  from  the
Prepayment Penalty Trust Certificates and the Prepayment Penalty Rights.

                  "PREPAYMENT PENALTY TRUST CERTIFICATES" means the certificates included among the Purchased Assets representing interests in prepayment penalty income in respect of the mortgage loans in the Securitization Trusts.

                  "PREPAYMENT PENALTY RIGHTS" means all rights to prepayments penalty income from the Securitization Trusts not represented by a Prepayment Penalty Trust Certificate.

                  "PROCEEDING" means any action, arbitration, audit, case, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "PROCEEDS" means the cash amount realized from an arms-length sale, transfer or Financing Transaction.

                  "PURCHASE AGREEMENT" or "ASSET PURCHASE AGREEMENT" means the Amended and Restated Asset Purchase Agreement dated as of May 21, 1999, between Seller and Asset Company.

                  "PURCHASE PRICE" has the meaning given in Section 3.1.

                  "PURCHASED ASSETS" means the assets set forth on Schedule 2.1 of this Agreement.

                  "PURCHASED  ASSET  PROCEEDS"  has the meaning given in Section
4.1.

                  "RELATED PERSON" means, with respect to a specified Person other than an individual:

                  (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                  (b) any Person that holds a Material Interest in such specified Person;

                  (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity), and each Person who is married to, resides with, or related within the second degree to any such director, officer, partner, executor, trustee, or Person in a similar capacity;

                  (d) any Person in which such specified Person holds a Material Interest;

                  (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

                  (f) any Related Person of any  individual  described in clause
         (b) or (c).

                  "REORGANIZED COMPANY" refers to the Company upon the effective date of the Plan of Reorganization.

                  "REPRESENTATIVE" means, with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

                  "SECURITIZATION TRUST" means the trusts into which pools of mortgage loans were deposited pursuant to the 13 securitization transactions entered into by the Company (or one of its Subsidiaries) between 1995 and 1998 and which in turn issued various classes of mortgage securities representing interests in, or in the case of the Series 1998-H1 Securitization Trust, secured by, the trust assets.

                  "SELLER" means the seller of assets identified in paragraph one of this Purchase Agreement.

                  "SELLER DEFINITIVE AGREEMENTS" means this Agreement, the Settlement Agreement, the Liquidating Trust Agreement, the Stock Subscription and Purchase Agreement and the Additional Covenants Agreement.

                  "SETTLEMENT  AGREEMENT"  means the settlement  agreement among
Seller,  Norwest  Bank  Minnesota,   National  Association  and  MBIA  Insurance
Corporation to be entered into prior to the Closing Date.

                  "STOCK SUBSCRIPTION AND PURCHASE AGREEMENT" means the Amended and Restated Stock Subscription and Purchase Agreement between Seller and Subscriber dated as of May 21, 1999.

                  "SUBSCRIBER" has the meaning given in the first paragraph of the Stock Subscription and Purchase Agreement.

                  "THREATENED" means a demand or statement has been made (orally or in writing) or a notice has been given (orally or in writing), or another event has occurred or other circumstances exist, that would lead a prudent Person to conclude that a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

                                  SCHEDULE 2.1
                                PURCHASED ASSETS


         The following Subordinated Interest-Only Interests, Prepayment Penalty Income, and Partnership Interest:

Securitization Trust                  Interest(s)
--------------------                  -----------
1995-1                                Prepayment Penalty Income

1995-2                                 S-1, S-2, Prepayment Penalty Income

1996-1                                I S-1,  I S-2,  II
                                      S-1,    II    S-2,
                                      Prepayment Penalty
                                      Income

1996-2                                I S, II S, Prepayment Penalty Income

1996-3                                I S, II S, Prepayment Penalty Income

1996-4                                I S,  II S, Prepayment Penalty Income

1997-1                                II S, Prepayment Penalty Income

1997-2                                S-1A, S-1F, Prepayment Penalty Income

1997-3                                Prepayment Penalty Income

1997-4                                Prepayment Penalty Income

1998-1                                Prepayment Penalty Income

1998-2                                Prepayment Penalty Income

1998-H1                               Class X(1)
                                      Prepayment Penalty Income

--------
1 This interest is a partnership interest for tax purposes.

                                   Exhibit 4.1

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE COMPANY)
SATISFACTORY TO THE COMPANY IN ITS SOLE JUDGMENT THAT SUCH TRANSFER IS BEING MADE EITHER PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, AND EITHER DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS, OR HAS BEEN SO REGISTERED OR QUALIFIED. THE OPINION SHALL ALSO STATE THAT AS A RESULT OF SUCH TRANSFER, THE COMPANY IS UNDER NO OBLIGATION TO REGISTER UNDER THE SECURITIES ACT OF 1934, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940 OR ANY OTHER FEDERAL OR STATE SECURITIES LAW.

                           ASSET CASH FLOW INSTRUMENT

                                                              NEW YORK, NEW YORK
                                                              -------, 1999

         FOR VALUE RECEIVED, the undersigned ----------, ("Asset Company"), a ----------- having its principal place of business at -----------------------------, promises to pay to the order of SOUTHERN PACIFIC FUNDING CORPORATION ("Holder") at ------------------------------------- the
amounts as provided herein.

         This Asset Cash Flow Instrument (the "Instrument") evidences an obligation incurred pursuant to the Amended Plan of Reorganization dated May ---, 1999, of Southern Pacific Funding Corporation acting in its capacity as Debtor-in-Possession in its bankruptcy case filed under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Oregon.

         Capitalized terms used in this Instrument and not otherwise defined have the meanings given in Appendix I hereto, which is incorporated into this Instrument by reference.

         This Instrument represents a general obligation of Asset Company, payable from any available funds.

1.       ASSET CASH FLOW INSTRUMENT

         1.1 The Asset Company shall make periodic payments to Holder (each a "Distribution") of the sum (without duplication) of 50 percent of the following (i.e., 50 percent of the amounts in clause (a) minus 50 percent of the amounts in clause (b)) with respect to the Purchased Assets and Purchased Asset Proceeds. ("Purchased Asset Proceeds" means any securities or tangible non-cash consideration received on a sale or transfer of Purchased Assets to a non-Related Person of Asset Company, including any securities retained by Asset Company in connection with the securitization of any Purchased Assets):

         (a)  the sum (without duplication) of:

                   (i) the  aggregate of all pre-tax cash flows from each of the
              Purchased Assets and Purchased Asset Proceeds from June ---, 1999 until the sale (or transfer) or Financing Transaction with respect to the related Purchased Assets or Purchased Asset Proceeds, it being agreed that the cash flows will continue to be payable to Holder after any sale or transfer to a Related Person of Asset Company (other than a sale to a Related Person of Asset Company for the sole purpose of facilitating a Financing Transaction) or pursuant to a transaction that has not been found by the board of directors of Asset Company to be an arms-length transaction;

                   (ii) all  pre-tax  Proceeds  from  the sale of any  Purchased
              Asset or Purchased Asset Proceeds or any portion of a Purchased Asset or Purchased Asset Proceeds; and

                   (iii) all pre-tax  Proceeds  from any  Financing  Transaction entered into by Asset Company with respect to any of the Purchased Assets or Purchased Asset Proceeds and all hedging gains;

                        (50% of the sum of the amounts in clause  (i),  (ii) and
              (iii) are the "Asset Purchase Cash Flows"); minus

         (b) otherwise unreimbursed Out-of-Pocket Expenses incurred by Asset Company.

         1.2 The periodic payments (each a "Distribution") made with respect to this Instrument each calendar month, commencing with the first full calendar month following June ---, 1999 (each such month, a "Cash Flow Period") will equal (i) Asset Purchase Cash Flows received by Asset Company during such Cash Flow Period (or from June ---, 1999 through the last day of the first Cash Flow Period, in the case of the first Distribution) minus (ii) 50 percent of the otherwise unreimbursed Out-of-Pocket Expenses not previously applied in reduction of Asset Purchase Cash Flows.

         1.3 Out-of-Pocket Expenses means:

         (a) Direct Third Party out-of-pocket expenses reasonably incurred by the Asset Company or by a Related Person of Asset Company with respect to the Purchased Assets and Purchased Asset Proceeds, not otherwise reimbursable from a third party, and directly related to a sale of Purchased Assets or Purchased Asset Proceeds or Financing Transaction.

         (b)  Notwithstanding    Section    1.3(a),    Out-of-Pocket    Expenses
              specifically include:

                   (i)   hedging   losses   and   carrying   costs  of   hedging
              transactions;

                   (ii)   principal   and  interest   repaid  on  any  Financing
              Transaction;

                   (iii) otherwise  reimbursable Third Party expenses that Asset
              Company has determined to be uncollectible; and

                   (iv) fees and expenses  incurred  with respect to The Goldman
              Sachs Group L.P. or a Related Person of The Goldman Sachs Group L.P. in connection with a sale or Financing Transaction, but only to the extent such fees are consistent with market rates and industry standards and are approved by the Holder, which approval shall not be unreasonably withheld ("Related Person Expenses"). Related Person Expenses shall be deemed to be approved if not objected to within 21 days after Holder received a detailed report from the Asset Company together with a request for approval.

         1.4 The Distribution for a particular month will be paid on or before the first business day following the end of the related Cash Flow Period by wire transfer to an account specified by Holder.

2.       OBLIGATIONS ABSOLUTE

         The obligations of Asset Company to pay Distributions under this Instrument (in accordance with its terms) shall be absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense (other than the defense that the amount due has been paid), counterclaim or recoupment ("Abatements") for any reason whatsoever, including without limitation, Abatements due to any present or future claims of Asset Company against Holder under this Instrument or otherwise, or against any other Person for whatever reason.

         It is the express intention of Asset Company and Holder that all Distributions are, and shall continue to be, payable in all events unless the obligation to pay such Distributions is terminated pursuant to the express provisions of this Instrument.

3.       REMEDIES

         Asset Company and all others who may become liable for the payment of all or any part of the obligations hereunder do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, except for notices expressly provided for in this Instrument.

         Upon the occurrence and during the continuance of any breach by the Asset Company of any of its obligations hereunder, Holder shall have all remedies available to Holder at law or in equity, including, without limitation of any other remedies, the right to specifically enforce any of the obligations or duties owing by Asset Company or any other person and the right to also bring an action for money damages.

4.       VENUE; ATTORNEY FEES; GOVERNING LAW

         In any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Instrument may be brought against any of the parties in the courts of the State of Oregon, County of Multnomah, and each of the parties consents to the jurisdiction of such court (and of the appropriate appellate court) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. In connection with any such action or proceeding, the prevailing party will be entitled to recover its costs, including reasonable attorney fees at trial and on any appeal.

         THIS INSTRUMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.


         IN WITNESS WHEREOF, this Asset Cash Flow Instrument has been executed and delivered to the Holder as of the date first specified above.

                                            GOLDMAN, SACHS & CO.

                                            By:  -------------------------------

                                            Title:  ----------------------------

                                  APPENDIX I TO
                           ASSET CASH FLOW INSTRUMENT
                                  DEFINED TERMS

                  Unless the context otherwise requires, capitalized terms used in the Asset Cash Flow Instrument, if not otherwise defined, have the following meanings:

                  "FINANCING TRANSACTION" means any nonrecourse borrowing or any borrowing with recourse solely to an bankruptcy remote special purpose entity in respect of the Asset Company, which borrowing is secured by, and on which principal and/or interest payments are made primarily from cash flows from, the Purchased Assets or Purchased Asset Proceeds and entered into primarily for the purpose of distributing Proceeds. Financing Transaction also includes all incremental borrowings from the reserve funds created for Trust Series 1995-2, 1996-1 and 1996-3.

                  "GOVERNMENTAL BODY" means any:

                  (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                  (ii) federal, state, local, municipal, foreign, or other government;

                  (iii) governmental  or  quasi-governmental  authority  of  any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                  (iv)  multi-national organization or body; or

                  (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

                  "MATERIAL INTEREST" means, for purposes of the definition of Related Person, a direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 25% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 25% of the outstanding equity securities or equity interest in a Person.

                  "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

                  "PROCEEDS" means the cash amount realized from an arms-length sale, transfer or Financing Transaction.

                  "PURCHASED ASSETS" means the assets set forth on the Schedule of Assets to this Asset Cash Flow Instrument.

                  "RELATED PERSON" means, with respect to a specified Person other than an individual:

                  (i) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                  (ii) any Person that holds a Material Interest in such specified Person;

                  (iii) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity), and each Person who is married to, resides with, or related within the second degree to any such director, officer, partner, executor, trustee, or Person in a similar capacity;

                  (iv) any Person in which such specified Person holds a Material Interest;

                  (v) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

                  (vi)  any Related Person of any individual described in clause
                        (b) or (c).

                  "THIRD PARTY" means a Person that is neither The Goldman Sachs Group L.P. nor any Related Person of The Goldman Sachs Group L.P.

                               SCHEDULE OF ASSETS



         The following Subordinated Interest-Only Interests, Prepayment Penalty Income, and Partnership Interest:

Securitization Trust                  Interest(s)
--------------------                  -----------
1995-1                                Prepayment Penalty Income

1995-2                                S-1, S-2, Prepayment Penalty Income

1996-1                                I S-1,  I S-2,  II
                                      S-1,    II    S-2,
                                      Prepayment Penalty
                                      Income

1996-2                                I S, II S, Prepayment Penalty Income

1996-3                                I S, II S, Prepayment Penalty Income

1996-4                                I S,  II S, Prepayment Penalty Income

1997-1                                II S, Prepayment Penalty Income

1997-2                                S-1A, S-1F, Prepayment Penalty Income

1997-3                                Prepayment Penalty Income

1997-4                                Prepayment Penalty Income

1998-1                                Prepayment Penalty Income

1998-2                                Prepayment Penalty Income

1998-H1                               Class X1
                                      Prepayment Penalty Income

--------
1 This interest is a partnership interest for tax purposes.

                                  Exhibit 5.1

See Exhibit 2.4.1 to Exhibit 99.4 to this Current Report on Form 8-K.

                                 SCHEDULE 8.2.2
    CONFLICTS WITH ORGANIZATIONAL DOCUMENTS, LAWS, ASSUMED CONTRACTS--DEBTOR

                                     NONE.

                                 SCHEDULE 9.2.2
      CONFLICTS WITH ORGANIZATIONAL DOCUMENTS, LAWS, CONTRACTS--SUBSCRIBER

                                     NONE.

                                 SCHEDULE 9.2.3
                              CONSENTS--SUBSCRIBER

                                     NONE.